                                                                     EXHIBIT F-7

                            CenterPoint Energy, Inc.
      Consolidating Balance Sheet and Statement of Consolidated Operations
                                December 31, 2004
                               In Thousands (000s)




                                                                                 Other Corp.,
                                                         CenterPoint Energy,     Adjustments &                      Utility Holdings
                                                          Inc. Consolidated      Eliminations     Parent Company      Consolidated
                                                         -------------------    --------------    --------------    ----------------

CURRENT ASSETS:
 Cash and cash equivalents                               $           164,645    $       (4,237)   $           --    $        168,882
 Investments in Time Warner common stock                             420,882                --                --             420,882
 Accounts receivable, net                                            741,715             5,730                --             735,985
 Accounts and notes receivable - affiliated companies                     --          (315,820)          155,535             160,285
 Accrued unbilled revenues                                           576,252                --                --             576,252
 Inventory                                                           252,134                --                --             252,134
 Non-trading derivative assets                                        50,219                --                --              50,219
 Taxes receivable                                                         --                --                --                  --
 Current assets of discontinued operations                           513,768                --                --             513,768
 Prepaid expense and other current assets                            116,909            (2,141)            2,141             116,909
                                                         -------------------    --------------    --------------    ----------------
  Total Current Assets                                             2,836,524          (316,468)          157,676           2,995,316
                                                         -------------------    --------------    --------------    ----------------

PROPERTY,PLANT AND EQUIPMENT, NET                                  8,186,393                (1)            5,567           8,180,827
                                                         -------------------    --------------    --------------    ----------------

OTHER ASSETS:
 Goodwill, net                                                     1,740,510                --                --           1,740,510
 Other intangibles, net                                               58,068                --                --              58,068
 Investment in subs                                                       --        (6,040,236)        6,031,696               8,540
 Regulatory assets                                                 3,349,944                --                --           3,349,944
 Non-trading derivative assets                                        17,682                --                --              17,682
 Non-current assets of discontinued operations                     1,051,158                --                --           1,051,158
 Notes receivable - affiliated companies                                  --        (1,155,663)          321,288             834,375
 Long-term receivable - affiliated companies                              --           (83,285)               --              83,285
 Other                                                               921,678            67,545           675,360             178,773
                                                         -------------------    --------------    --------------    ----------------
  Total Other Assets                                               7,139,040        (7,211,639)        7,028,344           7,322,335
                                                         -------------------    --------------    --------------    ----------------

   TOTAL ASSETS                                          $        18,161,957    $   (7,528,108)   $    7,191,587    $     18,498,478
                                                         ===================    ==============    ==============    ================



                                                     Utility Holding                         CenterPoint Energy
                                                      Adjustments &                           Houston Electric,   CenterPoint Energy
                                                       Eliminations   Utility Holding, LLC          LLC             Resources Corp.
                                                     ---------------  ---------------------  ------------------   ------------------

CURRENT ASSETS:
 Cash and cash equivalents                             $       3,287  $                  24  $          24,928    $          140,466
 Investments in Time Warner common stock                          --                     --                 --                    --
 Accounts receivable, net                                     (3,286)                    --            124,452               612,708
 Accounts and notes receivable - affiliated companies          7,798                 14,301             57,656                11,987
 Accrued unbilled revenues                                        --                     --             74,089               502,163
 Inventory                                                        (1)                    --             52,886               199,249
 Non-trading derivative assets                                    --                     --                 --                50,219
 Taxes receivable                                           (217,233)                    --             62,078               155,155
 Current assets of discontinued operations                        --                     --                 --                    --
 Prepaid expense and other current assets                    (90,913)                    --             90,857               112,724
                                                       -------------  ---------------------  -----------------    ------------------
  Total Current Assets                                      (300,348)                14,325            486,946             1,784,671
                                                       -------------  ---------------------  -----------------    ------------------

PROPERTY,PLANT AND EQUIPMENT, NET                                 --                     --          4,041,456             3,834,083
                                                       -------------  ---------------------  -----------------    ------------------

OTHER ASSETS:
 Goodwill, net                                                    --                     --                 --             1,740,510
 Other intangibles, net                                           --                     --             38,349                19,719
 Investment in subs                                       (6,163,362)             6,171,902                 --                    --
 Regulatory assets                                            21,079                     --          3,328,865                    --
 Non-trading derivative assets                                    --                     --                 --                17,682
 Non-current assets of discontinued operations                    --                106,842                 --                    --
 Notes receivable - affiliated companies                    (440,424)               399,796            814,513                18,197
 Long-term receivable - affiliated companies                   83,285                     --                 --                   --
 Other                                                       (26,414)                    --             72,624               118,089
                                                       -------------  ---------------------  -----------------    ------------------
  Total Other Assets                                      (6,525,836)             6,678,540          4,254,351             1,914,197
                                                       -------------  ---------------------  -----------------    ------------------

   TOTAL ASSETS                                        $  (6,826,184) $           6,692,865  $       8,782,753    $        7,532,951
                                                       =============  =====================  =================    ==================



                                                            Texas Genco        CenterPoint Energy
                                                            Holdings, Inc.      Service Co. LLC            Other
                                                        -------------------    ------------------    -----------------

CURRENT ASSETS:
 Cash and cash equivalents                              $                --    $            1,117    $            (940)
 Investments in Time Warner common stock                                 --                    --              420,882
 Accounts receivable, net                                                --                 4,714               (2,603)
 Accounts and notes receivable - affiliated companies                    --                57,847               10,696
 Accrued unbilled revenues                                               --                    --                   --
 Inventory                                                               --                    --                   --
 Non-trading derivative assets                                           --                    --                   --
 Taxes receivable                                                        --                    --                   --
 Current assets of discontinued operations                          124,025                    --              389,743
 Prepaid expense and other current assets                                --                 4,310                  (69)
                                                        -------------------    ------------------    -----------------
  Total Current Assets                                              124,025                67,988              817,709
                                                        -------------------    ------------------    -----------------

PROPERTY,PLANT AND EQUIPMENT, NET                                        --               108,242              197,046
                                                        -------------------    ------------------    -----------------

OTHER ASSETS:
 Goodwill, net                                                           --                    --                   --
 Other intangibles, net                                                  --                    --                   --
 Investment in subs                                                      --                    --                   --
 Regulatory assets                                                       --                    --                   --
 Non-trading derivative assets                                           --                    --                   --
 Non-current assets of discontinued operations                      944,316                    --                   --
 Notes receivable - affiliated companies                                 --                    --               42,293
 Long-term receivable - affiliated companies                             --                    --                   --
 Other                                                                   --                40,668              (26,194)
                                                        -------------------    ------------------    -----------------
  Total Other Assets                                                944,316                40,668               16,099
                                                        -------------------    ------------------    -----------------

   TOTAL ASSETS                                         $         1,068,341    $          216,898    $       1,030,854
                                                        ===================    ==================    =================

                            CenterPoint Energy, Inc.
      Consolidating Balance Sheet and Statement of Consolidated Operations
                                December 31, 2004
                               In Thousands (000s)




                                                                                Other Corp.,
                                                        CenterPoint Energy,     Adjustments &                      Utility Holdings
                                                        Inc. Consolidated       Eliminations     Parent Company     Consolidated
                                                        -------------------    --------------    --------------    ----------------


CURRENT LIABILITIES:
 Current portion of long-term debt                      $         1,835,988    $           --    $      107,065    $      1,728,923
 Indexed debt securities derivative                                 341,575                --           341,575                  --
 Accounts payable                                                   868,023             3,032             5,267             859,724
 Accounts and notes payable - affiliated companies                       --          (319,364)          163,563             155,801
 Taxes accrued                                                      609,025          (648,016)          810,699             446,342
 Interest accrued                                                   151,365                --            25,660             125,705
 Non-trading derivative liabilities                                  26,323                --                --              26,323
 Regulatory liabilities                                             225,158               427                --             224,731
 Accumulated deferred income taxes                                  260,958           618,614                --            (357,656)
 Current liabilities of discontinued operations                     448,974                --                --             448,974
 Other                                                              419,811              (426)           15,171             405,066
                                                        -------------------    --------------    --------------    ----------------
  Total Current Liabilities                                       5,187,200          (345,733)        1,469,000           4,063,933
                                                        -------------------    --------------    --------------    ----------------

OTHER LIABILITIES:
 Accumulated deferred income taxes, net                           2,415,143            16,629           432,918           1,965,596
 Unamortized investment tax credits                                  53,690                --                --              53,690
 Non-trading derivative liabilities                                   6,413                --                --               6,413
 Benefit obligations                                                440,110                --            54,260             385,850
 Regulatory liabilities                                           1,081,370                --                --           1,081,370
 Non-current liabilities of discontinued operations                 420,393                --                --             420,393
 Notes payable - affiliated companies                                    --        (1,323,624)        1,167,089             156,535
 Long-term payable - affiliated companies                                --            34,897                --             (34,897)
 Other                                                              259,120            23,059            97,536             138,525
                                                        -------------------    --------------    --------------    ----------------
  Total Other Liabilities                                         4,676,239        (1,249,039)        1,751,803           4,173,475
                                                        -------------------    --------------    --------------    ----------------

LONG-TERM DEBT                                                    7,193,016           108,778         2,865,282           4,218,956
                                                        -------------------    --------------    --------------    ----------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                           --              (172)               --                 172
                                                        -------------------    --------------    --------------    ----------------

SHAREHOLDERS' EQUITY:
 Common stock                                                         3,080                (1)            3,080                   1
 Additional paid-in capital                                       2,891,335        (5,815,496)        2,891,335           5,815,496
 Treasury stock                                                          --                --                --                  --
 Retained earnings(deficit)                                      (1,727,571)         (228,069)       (1,727,571)            228,069
 Accumulated other comprehensive income (loss)                      (61,342)            1,624           (61,342)             (1,624)
                                                        -------------------    --------------    --------------    ----------------
SHAREHOLDERS' EQUITY                                              1,105,502        (6,041,942)        1,105,502           6,041,942
                                                        -------------------    --------------    --------------    ----------------

   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $        18,161,957    $   (7,528,108)   $    7,191,587    $     18,498,478
                                                        ===================    ==============    ==============    ================



                                                    Utility Holding                          CenterPoint Energy
                                                     Adjustments &                            Houston Electric,  CenterPoint Energy
                                                      Eliminations   Utility Holding, LLC           LLC            Resources Corp.
                                                     --------------  ---------------------    -----------------  ------------------


CURRENT LIABILITIES:
 Current portion of long-term debt                   $           --            $        --    $       1,356,912  $          366,873
 Indexed debt securities derivative                              --                     --                   --                  --
 Accounts payable                                             3,473                     --               40,852             798,661
 Accounts and notes payable - affiliated companies            8,227                 14,301                   --                  --
 Taxes accrued                                             (217,233)               547,785              104,862              77,802
 Interest accrued                                                --                     --               67,897              57,741
 Non-trading derivative liabilities                              --                     --                   --              26,323
 Regulatory liabilities                                          (1)                    --              224,732                  --
 Accumulated deferred income taxes                          (77,668)                    --                   --                  --
 Current liabilities of discontinued operations                  --                     --                   --                  --
 Other                                                           (2)                    --               57,706             333,160
                                                     --------------  ---------------------    -----------------  ------------------
  Total Current Liabilities                                (283,204)               562,086            1,852,961           1,660,560
                                                     --------------  ---------------------    -----------------  ------------------

OTHER LIABILITIES:
 Accumulated deferred income taxes, net                     (13,244)               140,079            1,377,199             640,780
 Unamortized investment tax credits                           4,816                     --               48,874                  --
 Non-trading derivative liabilities                               1                     --                   --               6,412
 Benefit obligations                                             --                     --              128,092             128,537
 Regulatory liabilities                                     433,065                     --              648,305                  --
 Non-current liabilities of discontinued operations              --                (70,000)                  --                  --
 Notes payable - affiliated companies                         5,398                    287              150,850                  --
 Long-term payable - affiliated companies                  (357,629)                17,919              303,472                  --
 Other                                                     (438,053)                    --               18,174             556,819
                                                     --------------  ---------------------    -----------------  ------------------
  Total Other Liabilities                                  (365,646)                88,285            2,674,966           1,332,548
                                                     --------------  ---------------------    -----------------  ------------------

LONG-TERM DEBT                                               (5,685)                    --            2,221,332           2,000,696
                                                     --------------  ---------------------    -----------------  ------------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                  172                     --                   --                  --
                                                     --------------  ---------------------    -----------------  ------------------

SHAREHOLDERS' EQUITY:
 Common stock                                                    (9)                     1                    1                   1
 Additional paid-in capital                             (10,429,985)             5,815,496            2,278,090           2,231,906
 Treasury stock                                             716,081                     --                   --                  --
 Retained earnings(deficit)                               3,542,092                226,997             (244,597)            305,291
 Accumulated other comprehensive income (loss)                   --                     --                   --               1,949
                                                     --------------  ---------------------    -----------------  ------------------
SHAREHOLDERS' EQUITY                                     (6,171,821)             6,042,494            2,033,494           2,539,147
                                                     --------------  ---------------------    -----------------  ------------------

   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $   (6,826,184) $           6,692,865    $       8,782,753  $        7,532,951
                                                     ==============  =====================    =================  ==================




                                                        Texas Genco        CenterPoint Energy
                                                        Holdings, Inc.      Service Co. LLC            Other
                                                    -------------------    ------------------    -----------------


CURRENT LIABILITIES:
 Current portion of long-term debt                  $                --    $               --    $           5,138
 Indexed debt securities derivative                                  --                    --                   --
 Accounts payable                                                    --                14,590                2,148
 Accounts and notes payable - affiliated companies                   --                39,247               94,026
 Taxes accrued                                                       --               (31,259)             (35,615)
 Interest accrued                                                    --                    67                   --
 Non-trading derivative liabilities                                  --                    --                   --
 Regulatory liabilities                                              --                    --                   --
 Accumulated deferred income taxes                                   --                    --             (279,988)
 Current liabilities of discontinued operations                  59,231                    --              389,743
 Other                                                               --                20,713               (6,511)
                                                    -------------------    ------------------    -----------------
  Total Current Liabilities                                      59,231                43,358              168,941
                                                    -------------------    ------------------    -----------------

OTHER LIABILITIES:
 Accumulated deferred income taxes, net                              --                    --             (179,218)
 Unamortized investment tax credits                                  --                    --                   --
 Non-trading derivative liabilities                                  --                    --                   --
 Benefit obligations                                                 --               129,221                   --
 Regulatory liabilities                                              --                    --                   --
 Non-current liabilities of discontinued operations             490,393                    --                   --
 Notes payable - affiliated companies                                --                    --                   --
 Long-term payable - affiliated companies                            --                    --                1,341
 Other                                                               --                 2,121                 (536)
                                                    -------------------    ------------------    -----------------
  Total Other Liabilities                                       490,393               131,342             (178,413)
                                                    -------------------    ------------------    -----------------

LONG-TERM DEBT                                                       --                 2,613                   --
                                                    -------------------    ------------------    -----------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                       --                    --                   --
                                                    -------------------    ------------------    -----------------

SHAREHOLDERS' EQUITY:
 Common stock                                                         1                     1                    5
 Additional paid-in capital                                   1,027,106                34,091            4,858,792
 Treasury stock                                                (716,081)                   --                   --
 Retained earnings(deficit)                                     211,264                 5,493           (3,818,471)
 Accumulated other comprehensive income (loss)                   (3,573)                   --                   --
                                                    -------------------    ------------------    -----------------
SHAREHOLDERS' EQUITY                                            518,717                39,585            1,040,326
                                                    -------------------    ------------------    -----------------

   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $         1,068,341    $          216,898    $       1,030,854
                                                    ===================    ==================    =================


                            CenterPoint Energy, Inc.
      Consolidating Balance Sheet and Statement of Consolidated Operations
                               December 31, 2004
                              In Thousands (000s)




                                                                               Other Corp.,
                                                       CenterPoint Energy,     Adjustments &                      Utility Holdings
                                                       Inc. Consolidated        Eliminations    Parent Company     Consolidated
                                                       -------------------    --------------    --------------    ----------------



REVENUES                                               $         8,510,428    $       22,306    $           --    $      8,488,122
                                                       -------------------    --------------    --------------    ----------------

EXPENSES:
  Natural gas                                                    5,524,451            22,306                --           5,502,145
  Operation and maintenance                                      1,276,892                (1)           21,042           1,255,851
  Depreciation and amortization                                    489,642                --               311             489,331
  Taxes other than income taxes                                    355,648                 1               186             355,461
                                                       -------------------    --------------    --------------    ----------------
    Total                                                        7,646,633            22,306            21,539           7,602,788
                                                       -------------------    --------------    --------------    ----------------
OPERATING INCOME (LOSS)                                            863,795                --           (21,539)            885,334
                                                       -------------------    --------------    --------------    ----------------

OTHER INCOME (EXPENSE):
  Revenue from investments in subs                                      --          (708,574)          707,047               1,527
  Gain on Time Warner investment                                    31,592                --                --              31,592
  Loss on indexed debt securities                                  (20,232)               --           (20,232)                 --
  Interest and other finance charges                              (777,300)           64,010          (383,083)           (458,227)
  Return on true-up balance                                        226,324                --                --             226,324
  Other, net                                                        19,842           (62,483)           21,568              60,757
                                                       -------------------    --------------    --------------    ----------------
    Total                                                         (519,774)         (707,047)          325,300            (138,027)
                                                       -------------------    --------------    --------------    ----------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   INCOME TAXES AND EXTRAORDINARY LOSS                             344,021          (707,047)          303,761             747,307

Income Tax Benefit (Expense)                                      (138,306)               --           134,587            (272,893)
                                                       -------------------    --------------    --------------    ----------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   EXTRAORDINARY LOSS                                              205,715          (707,047)          438,348             474,414
                                                       -------------------    --------------    --------------    ----------------

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX             294,027            61,394                --             232,633
MINORITY INTEREST ON INCOME FROM TEXAS GENCO                       (61,394)          (61,394)               --                  --
LOSS ON DISPOSAL OF TEXAS GENCO, NET OF TAX                       (365,716)          365,716          (365,716)           (365,716)
                                                       -------------------    --------------    --------------    ----------------
TOTAL DISCONTINUED OPERATIONS                                     (133,083)          365,716          (365,716)           (133,083)
                                                       -------------------    --------------    --------------    ----------------
INCOME (LOSS) BEFORE EXTRAORDINARY LOSS                             72,632          (341,331)           72,632             341,331
Extraordinary Loss, net of tax                                    (977,336)          977,336          (977,336)           (977,336)
                                                       -------------------    --------------    --------------    ----------------
NET INCOME (LOSS)                                      $          (904,704)   $      636,005    $     (904,704)   $       (636,005)
                                                       ===================    ==============    ==============    ================



                                                      Utility Holding                        CenterPoint Energy
                                                       Adjustments &                          Houston Electric,   CenterPoint Energy
                                                       Eliminations   Utility Holding, LLC          LLC            Resources Corp.
                                                      --------------  ---------------------  -----------------   ------------------



REVENUES                                              $      (22,470) $                  --  $       1,521,105   $        6,983,445
                                                      --------------  ---------------------  -----------------   ------------------

EXPENSES:
  Natural gas                                                (22,306)                    --                 --            5,524,451
  Operation and maintenance                                   20,443                     52            541,039              731,959
  Depreciation and amortization                                   --                     --            283,567              187,228
  Taxes other than income taxes                                   --                     --            202,661              146,891
                                                      --------------  ---------------------  -----------------   ------------------
    Total                                                     (1,863)                    52          1,027,267            6,590,529
                                                      --------------  ---------------------  -----------------   ------------------
OPERATING INCOME (LOSS)                                      (20,607)                   (52)           493,838              392,916
                                                      --------------  ---------------------  -----------------   ------------------

OTHER INCOME (EXPENSE):
  Revenue from investments in subs                           363,162               (361,969)                --                  334
  Gain on Time Warner investment                                  --                     --                 --                   --
  Loss on indexed debt securities                                 --                     --                 --                   --
  Interest and other finance charges                         114,049                (42,222)          (344,687)            (178,185)
  Return on true-up balance                                       --                     --            226,324                   --
  Other, net                                                 (42,220)                43,359             43,467               15,541
                                                      --------------  ---------------------  -----------------   ------------------
    Total                                                    434,991               (360,832)           (74,896)            (162,310)
                                                      --------------  ---------------------  -----------------   ------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   INCOME TAXES AND EXTRAORDINARY LOSS                       414,384               (360,884)           418,942              230,606

Income Tax Benefit (Expense)                                 (17,927)                    57           (136,921)             (86,497)
                                                      --------------  ---------------------  -----------------   ------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   EXTRAORDINARY LOSS                                        396,457               (360,827)           282,021              144,109
                                                      --------------  ---------------------  -----------------   ------------------

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX       (33,294)                    --                 --                   --
MINORITY INTEREST ON INCOME FROM TEXAS GENCO                      --                (61,394)                --                   --
LOSS ON DISPOSAL OF TEXAS GENCO, NET OF TAX                       --               (213,943)                --                   --
                                                      --------------  ---------------------  -----------------   ------------------
TOTAL DISCONTINUED OPERATIONS                                (33,294)              (275,337)                --                   --
                                                      --------------  ---------------------  -----------------   ------------------
INCOME (LOSS) BEFORE EXTRAORDINARY LOSS                      363,163               (636,164)           282,021              144,109
Extraordinary Loss, net of tax                                    --                     --           (977,336)                  --
                                                      --------------  ---------------------  -----------------   ------------------
NET INCOME (LOSS)                                     $      363,163  $            (636,164) $        (695,315)  $          144,109
                                                      ==============  =====================  =================   ==================

                                                              Texas Genco       CenterPoint Energy
                                                             Holdings, Inc.      Service Co. LLC            Other
                                                         -------------------    ------------------    -----------------



REVENUES                                                 $                --    $          297,352    $        (291,310)
                                                         -------------------    ------------------    -----------------

EXPENSES:
  Natural gas                                                             --                    --                   --
  Operation and maintenance                                               --               264,500             (302,142)
  Depreciation and amortization                                           --                12,703                5,833
  Taxes other than income taxes                                           --                 7,899               (1,990)
                                                         -------------------    ------------------    -----------------
    Total                                                                 --               285,102             (298,299)
                                                         -------------------    ------------------    -----------------
OPERATING INCOME (LOSS)                                                   --                12,250                6,989
                                                         -------------------    ------------------    -----------------

OTHER INCOME (EXPENSE):
  Revenue from investments in subs                                        --                    --                   --
  Gain on Time Warner investment                                          --                    --               31,592
  Loss on indexed debt securities                                         --                    --                   --
  Interest and other finance charges                                      --                (2,378)              (4,804)
  Return on true-up balance                                               --                    --                   --
  Other, net                                                              --                (1,525)               2,135
                                                         -------------------    ------------------    -----------------
    Total                                                                 --                (3,903)              28,923
                                                         -------------------    ------------------    -----------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   INCOME TAXES AND EXTRAORDINARY LOSS                                    --                 8,347               35,912

Income Tax Benefit (Expense)                                              --                (2,854)             (28,751)
                                                         -------------------    ------------------    -----------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   EXTRAORDINARY LOSS                                                     --                 5,493                7,161
                                                         -------------------    ------------------    -----------------

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX               265,927                    --                   --
MINORITY INTEREST ON INCOME FROM TEXAS GENCO                          61,394                    --                   --
LOSS ON DISPOSAL OF TEXAS GENCO, NET OF TAX                         (151,773)                   --                   --
                                                         -------------------    ------------------    -----------------
TOTAL DISCONTINUED OPERATIONS                                        175,548                    --                   --
                                                         -------------------    ------------------    -----------------
INCOME (LOSS) BEFORE EXTRAORDINARY LOSS                              175,548                 5,493                7,161
Extraordinary Loss, net of tax                                            --                    --                   --
                                                         -------------------    ------------------    -----------------
NET INCOME (LOSS)                                        $           175,548    $            5,493    $           7,161
                                                         ===================    ==================    =================
